                                                                  EXHIBIT 10.21

                               SUBLEASE AGREEMENT

        This Sublease Agreement is entered into between INTEGRATED MEDICAL SYSTEMS, INC. ("Sublessor") and FIRST VIRTUAL HOLDINGS INCORPORATED ("Sublessee") is effective June 15, 1995 (or such earlier date upon which Sublessee takes possession of the subleased premises described below).

1. SUBLEASE. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, the portions of the furnished premises located at 11975 El Camino Real, Suite 300, San Diego, California 92130, consisting of 2,850 square feet and more particularly set forth by the hatched portion on Exhibit A, plus common usage of a kitchen, mailroom, reception area and conference room, the proportional rights to use the common areas and parking as provided in the Master Lease (as described below), and the right to use the furnishings currently existing on said premises. Said subleased premises is hereinafter referred to as the "Premises".

2.      TERM.

        2.1 TERM. The term of this Sublease shall commence on June 15, 1995 and shall end on June 14, 1996, unless sooner terminated or extended pursuant to any provision hereof.

        2.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee. However, if Sublessor shall not have delivered possession of the Premises within 60 days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within 10 days thereafter, cancel the Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

3. MASTER LEASE. Sublessor is the lessee of the Premises be virtue of the lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto as Exhibit B, dated July 20, 1992, wherein Carmel Valley Partners 1 is the lessor, hereinafter referred to as the "Master Lessor". This Sublease is and shall be at all times subject and subordinate to the Master Lease. The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the "Lessee" is used it shall be deemed to mean the Sublessee herein.

        During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease to the extent such obligations are applicable to the Premises subleased pursuant to this Sublease. The obligations that Sublessee has assumed under this paragraph hereof are hereinafter referred to as the "Sublessee's Assumed Obligations." Such obligations do not include payment of rent to Master Lessor or the payment of additional rent under Sections 1.1 and 3.2 of the Master Lease, the adjustments to rent under Subsection 3.1.2 and Exhibit C of the Master Lease, or the charges under
Section 5 of the Master Lease. Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys' fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations. Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor. Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

4. SECURITY DEPOSIT. Concurrent with the execution of this Sublease, Sublessee shall pay a security deposit equal to the amount of the rent payment for the last month of this Sublease ($4,000.00) and the amount of the first rent payment due hereunder ($4,000.00). The security deposit shall be held by Sublessor without liability for interest and as security for the performance by Sublessee of Sublessee's covenants and obligations under this Sublease, it being expressly understood that the security deposit shall not be considered an advance payment of rental or a measure of Sublessor's damages in case of a default by Sublessee. Sublessor may commingle the security deposit with Sublessor's other funds and may hold same in an interest bearing account, with such interest to accrue to Sublessor's benefit. Sublessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Sublessee hereunder. following any such application of the security deposit, sublessee shall pay to sublessor on demand the amount so applied in order to restore the security deposit to its original amount.
If Sublessee is not in default at the termination of this Sublease, the balance of the security deposit remaining after any such application shall be returned by Sublessor to Sublessee. If Sublessor transfers its interest in the Premises during the term of this Sublease, Sublessor may assign the security deposit to the transferee and thereafter Sublessor shall have no further liability for the return of such security deposit.

5. RENT. Sublessee shall pay to Sublessor as rent for the Premises monthly payments or $4,000.00 from August 1, 1995 through June 14, 1996, in advance on the first day of each month of the term hereof. If Sublessee takes possession of the Premises before August 1, 1995, no rent will be due until August 1, 1995. Rent for the first month (August 1, 1995 to August 31, 1995) shall be due concurrent with Sublessee's execution of this Sublease. Rent shall include all common area maintenance, utilities, daily janitorial services, and use of all office furniture, equipment and fixtures, built-ins, and conference room furniture located on the Premises. Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

6.      OFFICE FURNITURE AND TELEPHONE LINES.

        6.1 OFFICE FURNITURE. So long as (i) Sublessee exercises its option to renew pursuant to Section 13 hereof, (ii) Sublessee occupies the Premises through the duration of the renewal term, and (iii) Sublessee is not then in default of any term of this Sublease upon the expiration of the term of this Sublease, title to all office furniture currently existing on the Premises (as set forth on Exhibit C) shall pass to Sublessee.

        6.2 TELEPHONE LINES. Sublessee shall have use of existing telephone switch gear and system on the Premises for the entire term hereof as part of its monthly rental payments. Sublessee shall be responsible for direct usage billing for all telephone service used by Sublessee. The number of telephone lines available to Sublessee shall be mutually agreed upon between the Sublessee and Sublessor.

7.      USE AND CONDITION.

        7.1 USE. The Premises shall be used and occupied only for general office purposes and for no other purpose.

        7.2 CONDITION OF PREMISES. Sublessee hereby accepts the Premises in its condition existing as of the effective date hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

8. CONTENT OF MASTER LESSOR. In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this subletting. The signature of the Master Lessor at the end of this document shall constitute its consent to the terms of this Sublease. Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect. In the event that Sublessor defaults under its obligations to be performed under the Master Lease, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within 10 days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

9.      EVENTS OF DEFAULT/REMEDIES.

        9.1 EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Sublessee under this Sublease: (i) Sublessee shall fail to pay any rent or any other sums of money due hereunder and such failure shall continue for a period of five days after the date sum is due; (ii) Sublessee shall fail to comply with any provision of this Sublease; (iii) the leasehold created hereunder shall be taken on execution or other process of law in any action against Sublessee; (iv) Sublessee shall become insolvent or unable to pay its debts as they become due, or Sublessee notifies Sublessor that it anticipates either condition; (v) Sublessee takes any action to, or notifies Sublessor that Sublessee intends to file a petition under any section or chapter of the Federal Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or a petition shall be filed against Sublessee under any such statute or Sublessee or any creditor of Sublessee notifies Sublessor that it expects such a petition to be filed; or (vi) a receiver or trustee shall be appointed for Sublessee's leasehold interest in the Premises or for all or a substantial part of the assets of Sublessee.

        9.2 REMEDIES. Upon the occurrence of any event or events of default or other breach of this Sublease by Sublessee hereunder within five days of the due date, and whether such default or defaults are enumerated in this paragraph or not, then Sublessor shall have the option to pursue any one or more of the following remedies: (i) Sublessor shall have the right, at its election, to cancel and terminate this Sublease and dispossess Sublessee; (ii) Sublessor shall have the right without terminating or cancelling this Sublease to declare all amounts and rents due under this Sublease to declare all amounts and rents due under this Sublease for the remainder of the existing term (or any applicable extension or renewal thereof) to be immediately due and payable, and thereupon all rents and other charges due hereunder to the end of the initial term or any renewal term, if applicable, shall be accelerated; (iii) Sublessor may elect to enter and repossess the Premises and relet the Premises for Sublessee's account, holding Sublessee liable for damages for all expenses incurred in any such reletting and for any difference between the amount of rent received from such reletting and the rent due and payable under the terms of this Sublease; or (iv) Sublessor may enter upon the Premises and do whatever Sublessee is obligated to do under this Sublease.

        9.3 REIMBURSEMENT OF EXPENSES. Sublessee agrees to reimburse Sublessor on demand for any expenses which Sublessor may incur in effecting compliance with Sublessee's obligations under this Sublease, and Sublessee further agrees that Sublessor shall not be liable for any such damages resulting to the Sublessee from such action. All such remedies of Sublessor shall be cumulative, and in addition, Sublessor may pursue any other remedies that may be permitted by law or in equity. Forbearance by Sublessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or remedy.

10. ASSIGNMENT AND SUBLETTING. Sublessee shall not assign, sublease, transfer, pledge, or encumber this Sublease or any interest therein without Sublessor's and the Master Lessor's prior written consent. Any attempted assignment, sublease or other transfer or encumbrance by Sublessee in violation of the terms and covenants of this paragraph shall be void.

11. AGREEMENT WITH DEVELOPERS MARKETING ASSOCIATION. Sublessee shall enter into an agreement with Developers Marketing Association ("DMA") whereby (i) Sublessee grants to DMA a right of first refusal on any or all of the Premises which Sublessee may desire to sublease during the term of this Agreement, (ii) DMA grants to


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
Sublessee a right of first refusal on any or all of the contiguous space subleased by DMA, (iii) Sublessee grants to DMA the first right to negotiate with the Master Lessor, upon the expiration of the term of this Sublease, for the leasing of all or any portion of the premises which is the subject of the Master Lease, and (iv) Sublessee and DMA agree to share certain costs in connection with the Premises. Such agreement shall be in the form of Exhibit D.

12. OPTION ON CONTIGUOUS SPACE. Sublessee shall have the first right of refusal to sublease any or all of the space currently subleased from Sublessor by DMA, which space is contiguous to the Premises, if such space first reverts or is re-taken by Sublessor for any reason. Sublessee shall have the right, for a period of 30 days after receiving notice from Sublessor of the offer to sublease such space, to enter into a sublease agreement with Sublessor upon terms and conditions to be negotiated in good faith between the parties.

13. OPTION TO RENEW. If this Sublease is in full force and effect, Sublessee shall have the option to renew the Sublease for a renewal term commencing on June 15, 1996 and ending on July 20, 1997. This option must be exercised by giving written notice to Sublessor at least 60 days prior to the expiration of the initial term herein. The renewal rental rate shall be $4,200 per month. Such renewal rent shall include all services and items included in the initial lease term.

14. ATTORNEY'S FEES. If any party brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the Court.


                                        INTEGRATED MEDICAL SYSTEMS, INC.

                                        Executed at San Diego, CA

                                        By:  /s/  [SIG]
                                           ----------------------------------
                                        Its:  DIRECTOR
                                            ---------------------------------

                                        FIRST VIRTUAL HOLDINGS INCORPORATED

                                        Executed at San Diego, CA

                                        By:  /s/  [SIG]
                                           ----------------------------------
                                        Its:  PRESIDENT
                                            ---------------------------------

                                        CONSENTED TO BY:
                                        CARMEL VALLEY PARTNERS I

                                        Executed at
                                                   --------------------------
                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------

                                   EXHIBIT A
                                   SPACE PLAN

                                THIRD FLOOR PLAN

                                   EXHIBIT B

                                  MASTER LEASE


                                  OFFICE LEASE
                                    FOR THE
                              CARMEL VALLEY CENTRE


                                 by and between


                       Landlord: Carmel Valley Partners I

                                      and

                    Tenant: Integrated Medical Systems, Inc.


                              Dated: July 20, 1992

                                   EXHIBIT C

                           OFFICE FURNITURE INVENTORY


#1      1 white oak executive desk
        1 built-in white oak/granite credenza
        1 black leather caster chair
        2 sled base black leather side chairs
        1 fabric covered couch
        1 matching fabric chair
        1 square white oak end table
        1 lucite shelf
        3 framed artwork
        2 phones
        4 pots with plants

#2      1 round white oak table
        4 black leather caster chairs
        built-in shelves with refrigerator
        1 green glass pot
        1 phone
        1 gold finish ice bucket

#3      1 white oak executive desk
        1 white oak credenza
        1 operator chair
        1 framed artwork
        1 phone

#4      1 built-in desk with credenza
        built-in overhead shelves
        2 sled based black leather side chairs
        1 executive chair
        2 2-drawer black lateral file cabinets
        1 pot with plant
        1 framed artwork
        1 phone
        1 Pot with Plant

#5      1 executive desk
        1 executive chair
        2 sled base black leather side chairs
        2 pots with plants
        1 framed artwork
        1 phone

#6      1 secretarial desk
        1 operator chair
        2 2-drawer black lateral file cabinets
        1 framed artwork
        1 phone
        1 Pot with Plant

#7      1 executive desk
        2 sled base black leather side chairs
        1 executive chair
        1 phone

                                  EXHIBIT F-1

    #8          1 executive desk
                1 credenza
                2 sled base black leather side chairs
                1 executive chair
                1 pot with plant
                1 framed artwork
                1 phone

    #9          1 executive desk
                2 sled base black leather side chairs
                1 pot/plant, 1 silk plant
                1 framed artwork
                1 phone

    #10 & 11    2 secretarial desks
                2 operator chairs
                3 3-drawer black lateral file cabinets
                2 framed artwork
                2 phones

    #12         built-in desk with overhead shelves
                1 operator chair
                1 executive chair
                2 2-drawer black lateral file cabinets
                2 phones

    #13         built-in countertops and cabinets
                Xerox 5052 copy machine
                Pitney Bowes postage machine
                Toshiba Perception phone system
                Yamaha CD player with two 10-disc magazines
                Dukane 20 watt amplifier with wall mount volume control (11 Soundolier extended range ceiling speakers)
                Nutech security system
                1 wall mount phone

    Hallway     1 large framed artwork
                2 pots with plants
                1 large green ceramic pot
                2 deer sculptures
                large copper plate

    #14         1 built-in oak/granite receptionist desk
                4 black leather guest chairs
                1 Perception telephone/console
                2 granite/brass round tables
                2 large brass pots with plants
                1 lucite shelf

    HALLWAY     1 2-Drawer Lateral File Cabinet
    Between     1 4-Drawer Lateral File Cabinet
    #7 & #12

                                  EXHIBIT F-1


    #15         1 built-in oak/granite conference table
                built-in oak/granite cabinets
                10 black leather conference chairs
                4 pots with plants
                1 large multi-colored bowl
                2 framed artwork
                2 phones

    #16         built-in countertop and cabinets
                Nutech security system keypad
                1 Framed Artwork

    #17         1 round dining table
                3 dining chairs
                built-in countertop with stainless steel sink with filtered water faucet and garbage disposal built-in cabinets
                1 dishwasher
                1 refrigerator
                1 ice-maker
                1 microwave oven
                2 framed artwork
                1 wall mount phone

    #18         1 executive desk and credenza
                1 executive chair
                2 black leather caster chairs
                2 drawer black file cabinets
                1 Phone

    #19 & #20   2 secretarial desks
                2 operator chairs
                3 3-drawer black file cabinets
                2 Buffett artwork
                2 Phones

    #21         1 executive desk and 1 computer credenza
                2 fabric-covered guest chairs and 1 operator chair
                1 Phone

    #22         1 executive desk
                1 executive chair
                1 3-drawer file cabinet
                2 black leather caster chairs
                1 Buffett artwork
                1 Phone

    #23         1 executive desk
                1 executive chair and 2 black leather side chairs
                1 3-drawer black lateral file cabinet
                1 brass-granite table
                1 Phone

    #25 & #26   2 secretarial desks
                2 operator chairs
                3 3-drawer black lateral file cabinets
                2 Buffett artwork
                2 Phones

                                  EXHIBIT F-1


    #27         1 silk plant
                1 Phone

    Hallway     4 4-drawer lateral file cabinets
                1 artwork

    #24         1 Executive Desk and Credenza
                1 Executive Chair and 2 Leather side chairs
                2 4-drawer file cabinets
                1 Pot with Plant
                1 Phone

    #29         1 Executive Desk and credenza
                1 Leather Executive chair
                2 Leather side chairs
                1 Phone

    #30         1 Executive desk and credenza
                1 Executive chair and 2 leather side chairs
                2 4-drawer lateral file cabinets
                1 Phone

    Hallway
    Between
    #29 & #26   2 3-drawer lateral file cabinets

                                   EXHIBIT ??

                                THIRD FLOOR PLAN

                                   EXHIBIT D

                                   AGREEMENT

        This Agreement is between Developer Marketing Associates, Inc. ("DMA") and First Virtual Holdings Incorporated ("Sublessee") and is effective this _____ day of June, 1995.

        WHEREAS, DMA and First Virtual each sublease contiguous space in the Carmel Valley Centre, 11975 El Camino Real, San Diego, California, from Integrated Medical Systems, Inc. ("IMS");

        WHEREAS, the DMA and First Virtual sublease agreements are coterminous;

        WHEREAS, IMS leases its space under a master lease whereby Carmel Valley Partners I ("Carmel Valley") is the lessor and IMS is the lessee; and

        WHEREAS, DMA and First Virtual desire to grant certain rights with respect to any future subleasing by either party of the space subleased from IMS.

        Now, therefore, in consideration of the mutual promises, agreements, and representations herein, the parties agree as follows:

        1. MUTUAL GRANTS OF RIGHT OF FIRST REFUSAL. If either DMA or First Virtual desire to sublease all or a portion of the space which they sublease from IMS, the party desiring to sublease shall first offer such space to the other party hereto. The other party shall have the right, for a period of 30 days after receiving notice from subleasing party of the offer to sublease the offered space, to enter into a sublease agreement with the subleasing party upon terms and conditions to be negotiated in good faith between the parties.

        2. NO GRANT OF RIGHT OF FIRST NEGOTIATION. Each party shall have the right to negotiate with Carmel Valley for a new lease, without any obligation or liability of any nature whatsoever to the other party.

        3. RECEPTIONIST. Sublessee shall make direct payments to DMA of 50% of all monthly salary and benefit costs for the receptionist employed by DMA to service the Premises. Sublessee's share of such costs shall not exceed $1,000 per month. Sublessee acknowledges and agrees that such receptionist is responsible for answering the telephones at the premises, taking messages and other standard receptionist tasks and that such receptionist shall not perform any other administrative tasks on behalf of Sublessee.

        4. COPIES AND MAIL EXPENSES. In addition, Sublessee shall pay directly to DMA (i) one half of all lease payments for DMA's leased copy machine located on or near the Premises (ii) $.01 per copy made by Sublessee on such copy machine, (iii) one half of all lease and maintenance payments for DMA's leased postage machine, and (iv) reimbursement for all postage used by Sublessee on such postage machine. DMA shall be responsible for maintaining the copy machine during the term of the Sublease.



6/95 Exhibit D                                                        CONTINUED

        5. SUPPLIES AND REPAIRS. First Virtual shall pay DMA 50% of all costs of supplies for the kitchen and postage machine. In addition, First Virtual shall pay DMA 50% of all costs of repairs to the common areas (kitchen, reception area, supply room, conference room and other common areas). Copy machine supplies to be reimbursed pro-rata by usage.

DEVELOPERS MARKETING ASSOCIATION, INC.          FIRST VIRTUAL HOLDINGS
                                                INCORPORATED


By: ______________________________              By: ____________________________


Its: _____________________________              Its: ___________________________



6/95 Exhibit D